                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: May 27, 1998
--------------------------------
(Date of earliest event reported)

               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                 33-65816                    13-3411414
---------------      -----------------------       -------------------------
(State or Other      (Commission File Number)        (I.R.S. Employer
 Jurisdiction                                        Identification No.)
of Incorporation)

                      245 Park Avenue, New York, NY 10167
                    ----------------------------------------
                    (Address of Principal executive offices)

       Registrant's telephone number, including area code: (212) 272-2000

ITEM 5. OTHER EVENTS

        Attached as Exhibit 99 to this Current Report are certain materials (the "Collateral and Structural Term Sheets") furnished to the Registrant by Bear, Stearns & Co. Inc., the underwriter (the "Underwriter"), in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through
Certificates, Series 1998-C1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No.
33-65816) (the "Registration Statement"). The Registrant hereby incorporates the Collateral and Structural Term Sheets by reference in the Registration Statement.

        The Collateral and Structural Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral and Structural Term Sheets.

        Any statement of information contained in the Collateral and Structural Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 99 Collateral and Structural Term Sheets.

        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              BEAR STEARNS COMMERCIAL MORTGAGE
                                              SECURITIES INC.

                                              BY: /s/ James G. Reichek
                                                 _____________________________
                                                 Name: James G. Reichek
                                                 Title: Executive Vice President
Date: May 27,1998

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                                 EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.         Description                                  Page
----------         ------------                                  ----
99                 Collateral and Structural Term Sheets